Exhibit 99.1

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[LOGO]

Acquisition by Sprint Nextel:
Fair Value, Best Strategic
Alternative

May 2006

[LOGO]	Safe Harbor Provisions

A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the acquisition of UbiquiTel Inc. and its projected 2006 and 2007 operating performance. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: approval of the merger with Sprint Nextel by the stockholders of UbiquiTel; satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that have been described from time to time in UbiquiTel’s reports filed with the Securities and Exchange Commission (“SEC”), including UbiquiTel’s annual report on Form 10-K for the year ended December 31, 2005, as amended. This document speaks only as of its date, and UbiquiTel disclaims any duty to update the information herein.

Additional Disclosure

In connection with the proposed acquisition and required stockholder approval, UbiquiTel has filed with the SEC a definitive proxy statement. The proxy statement will be mailed to the stockholders of UbiquiTel. UbiquiTel’s stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and UbiquiTel. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain additional details on the transaction as well as free copies of the documents filed with the SEC by UbiquiTel by going to UbiquiTel’s Investor Relations page on its corporate website at http://www.ubiquitelpcs.com.

UbiquiTel and its officers and directors may be deemed to be participants in the solicitation of proxies from UbiquiTel’s stockholders with respect to the acquisition. Information about UbiquiTel’s executive officers and directors and their ownership of UbiquiTel stock is set forth in the definitive proxy statement filed with the SEC on May 15, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of UbiquiTel and its respective executive officers and directors in the acquisition by reading the definitive proxy statement.

Acquisition by Sprint Nextel
Best Course For UbiquiTel Stockholders

•                  Uncertain Prospects After Sprint Nextel Merger Led To Exploration of Strategic Alternatives

•                  Challenging operating environment

•                  Prospect of continuing litigation with uncertain timing/outcome

•                  Sale To Sprint Nextel Best Available Strategic Option

•                  Provides certainty

•                  Realistically, no other likely buyer or strategic alternative

•                  Valuation is Fair

•                  Comparable to other affiliate transactions

Challenging Operating Environment

Operating Performance has Declined Since Sprint Nextel Merger Announcement in 4Q 2004

Historical Roaming Trends

[CHART]

•                  Brand confusion in markets despite Forbearance Agreement restrictions

•                  Sprint Nextel economic incentives no longer aligned with Affiliates due to competition

•                  Increasingly competitive environment with slower industry penetration

•                  Free roaming has become a table-stakes offering creating a disadvantage for regional carriers

Declining Growth in High Margin Roaming Business and Timing and Extent of Future Roaming Growth Unclear

Historical Roaming Trends

[CHART]

•                  Slowing Sprint legacy subscriber adds and changing subscriber travel profile affecting minute growth

•                  Non-Sprint roaming has declined over past four quarters

•                  Unlimited roaming bundles have increased outbound roaming minutes

•                  Sprint reciprocal roaming rates expected to decline in 2007

•                  Potential growth and timing of inbound roaming minutes from iDEN to CDMA migration contingent upon technology advancements

•                  Unknown 4G deployment in 2500 MHz could pose a threat to roaming data

Prospect of Litigation with Sprint

Board of Directors Considered Likelihood of Success on the Merits of Pending and Prospective Litigation

•                  Uncertain outcome of pending litigation

•                  Range of outcomes likely to vary among claims for brand exclusivity and confidential information

•                  Timing of court decision is not known

•                  Appeal process could further delay finality of court decision

•                  Unsettled dispute on CCPU/CPGA rates for 2007-2009

•                  Remedies include arbitration, self-provision or procure elsewhere

•                  Remedies provide limited upside and potential downside risk as Sprint Nextel proposal is higher than UbiquiTel internal projections

•                  1900 MHz G block and 2500 MHz spectrum bands not addressed in pending litigation

•                  Prospect of future litigation if conflicts with contractual rights emerge as new technologies and products are developed and deployed

Other Strategic Alternatives Unlikely to Enhance Value

•                  Other strategic buyers unlikely to emerge

•                  Management agreement provides Sprint with right of first refusal and requires new owner to comply with affiliate agreements

•                  Regional business with 10 MHz of spectrum (if acquired upon a breach) unlikely to attract another buyer at equal or higher value

•                  Exercise of Put option not likely to enhance value

•                  Significant tax leakage for UbiquiTel stockholders

•                  Process does not ensure higher value

•                  Re-affiliation considered unlikely

•                  Negotiations on key terms including value and exclusivity ended in September 2005

•                  No other affiliate of Sprint Nextel has re-affiliated to date

UbiquiTel Management and Board Believe The Transaction Represents Fair Value

($ in millions, except per share values)

Transaction Valuation

Acquisition Price per Share		$10.35

Fully Diluted Equity Market Value		$1,032
Plus:	Debt @ 3/31/06	424
Less:	Cash @ 3/31/06	(127)
Total Enterprise Value		$1,329

Total Enterprise Value/2006E OIBDA ($142 million)(1) (3)		9.4	x
Total Enterprise Value/2007E OIBDA ($156 million)(2) (3)		8.5	x
Total Enterprise Value/Current Subscribers (3/31/06)		$2,943

(1)                                  Based on mid-point of UbiquiTel’s 2006 Adjusted OIBDA growth rate guidance. Excludes Sprint Nextel litigation expense.

(2)                                  Based on UbiquiTel’s internal projections and consistent with Wall Street research. Excludes Sprint Nextel litigation expense.

(3)                                  Because UbiquiTel does not predict special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, UbiquiTel does not provide reconciliations to GAAP of its forward-looking financial measures.

Transaction Valuation is Comparable to Recent Sprint Affiliate Acquisitions

Relative Valuation

Transaction Value/2006E OIBDA

[CHART]

Transaction Value/2007E OIBDA

[CHART]

Transaction Value/Subscribers

[CHART]

(1)                                  Based on mid-point of UbiquiTel’s 2006 Adjusted OIBDA growth rate guidance. Excludes Sprint Nextel litigation expense.

(2)                                  Based on UbiquiTel’s internal projections and consistent with Wall Street research. Excludes Sprint Nextel litigation expense.

$10.35 Exceeds the Highest UbiquiTel Trading Price During the Past Four Years Pre-Announcement

Transaction Price vs. Trading History

•                  Event driven trading performance since Sprint Nextel merger announcement

[CHART]

Premium Consistent with or In Excess of Other Affiliate Transactions on an Unaffected Basis

Transaction Premium vs. Other Sprint Affiliate Deals

		Sprint Acquisition of
	UbiquiTel		US
	Transaction	IWO(1)	Unwired	Alamosa

Acquisition Price per Share	$10.35	$42.50	$6.25	$18.75

					Average(2)
Unaffected Premium/(Discount):
Day Prior to SN/Alamosa Announcement (11/18/05)	16.9%	NM	NM	15.3%	15.3%
Day Prior to SN/IWO Announcement (8/29/05)	30.4	18.9%	NM	12.0	15.4
Day Prior to SN/US Unwired Announcement (7/8/05)	25.5	18.9	1.5%	30.9	17.1
Day Prior to Sprint Nextel Announcement (12/14/04)	45.6	NA	44.0	56.6	50.3

Note:  “NM” indicates Not Meaningful.

(1)                                  After emerging from bankruptcy, IWO began trading on the “pink sheets” on February 25, 2005.

(2)                                  Excluding UbiquiTel transaction.

Transaction Terms and Timing

Board Approval

•                  Transaction approved unanimously by UbiquiTel’s Board of Directors

Transaction Structure

•                  Cash purchase effected through reverse subsidiary merger

Other Terms

•                  Sprint Nextel and UbiquiTel obtained an immediate stay of litigation

•                  Board and management have entered into voting agreements in favor of the merger (~9.5% of shares)

•                  Subject to UbiquiTel stockholder and regulatory approval

Anticipated Timing

•                  Stockholder vote:                          June 27, 2006 for stockholders of record on May 11, 2006

•                  Transaction close:                      Following stockholder vote

Acquisition by Sprint Nextel Provides Fair Value, Best Strategic Alternative

•                  $10.35 in Cash Today Provides Fair Value to UbiquiTel Stockholders

•                  Comparable to Recent Sprint Nextel Affiliate Transactions

•                  Highest UPCS Stock Price in Past 4 Years Pre-Announcement

•                  Best Available Strategic Alternative

•                  Extensive review of all strategic alternatives by the Board- unanimous approval for Sprint Nextel transaction

•                  Intrinsic value of a regional operator under current affiliate agreements has limited upside with substantial industry, operating and technology risk

•                  Potential continued litigation with Sprint Nextel over defense of Affiliate Agreement rights and economic terms

•                  No other likely strategic buyers

[LOGO]

Acquisition by Sprint Nextel:
Fair Value, Best Strategic Alternative

May 2006